THE SELECT SECTOR SPDR® TRUST

Supplement dated July 26, 2019 to the Prospectus dated January 31, 2019,

as may be supplemented from time to time

Effective immediately, the following replaces the “Securities Lending Risk” discussion in the “ADDITIONAL RISK INFORMATION” section:

Securities Lending Risk. Each Fund may lend portfolio securities with a value of up to 40% of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing a Fund’s securities lending activity.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

072619SSSSUP